SUPPLEMENT TO THE PROSPECTUS
Dimensional Emerging Core Equity Market ETF

SUPPLEMENT TO THE PROSPECTUS
OF THE PORTFOLIO LISTED ABOVE

The purpose of this Supplement to the Prospectus dated February 28, 2025, of the portfolio listed above (the “Portfolio”), a series of Dimensional ETF Trust (the “Fund”), is to notify shareholders that the Board of Trustees of the Fund approved a reduction to the management fee for the Portfolio effective as of February 28, 2026, as described below:

  Effective February 28, 2026, the management fee of the Dimensional Emerging Core Equity Market ETF is being reduced from 0.35% to 0.29%.

The date of this Supplement is January 14, 2026